                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                       -----------------------------------

Date of Report (Date of earliest event reported)      December 15, 1999
                                                 -------------------------------

              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

        0-14633                                          13-33294820
--------------------------------------------------------------------------------
(Commission file Number)                    (I.R.S. Employer Identification No.)

27611 La Paz Road, P.O. Box 30009, Laguna Niguel, California          92607-0009
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip Code)

                                 (949) 643-7700
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

                         REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP


ITEM 2.  DISPOSITION OF ASSETS

         On December 15, 1999, Real Estate Income Partners III, Limited Partnership ("the Partnership") sold Creek Edge Business Center to Investcorp Properties Limited, a Deleware Corporation ("Buyer"), for a sale price of $5,300,000. Affiliates of the Buyer have had a pre-existing relationship with affiliates of Birtcher Investors for more than 20 years. In fact, an affiliate of the Buyer initially sold Creek Edge to the Partnership, and subsequently contracted with the General Partner to perform property management services at Creek Edge on behalf of the Partnership.

         An affiliate of Buyer acted as buyer's broker in the transaction, and was paid a brokerage commission of $159,000 at closing. In addition, the General Partner earned and was paid a disposition fee of $132,500 in connection with the transaction. Buyer did not hire the General Partner or any of its affiliates to perform asset management or property management services for this property after close of the sale.

         The Partnership realized approximately $5,090,000, or approximately $80 per $1,000 originally invested in the Partnership, in distributable cash proceeds from the sale of Creek Edge after deducting for closing costs, commissions (excluding the General Partner's disposition fee) and prorations totaling approximately $210,000. The General Partner intends to distribute proceeds from the sale of Creek Edge Business Center immediately.

         Currently, two lawsuits are pending against the Partnership and its General Partner and certain of its affiliates that seek, among things, unspecified monetary damages. These lawsuits are discussed in the Partnership's quarterly and annual reports. Since these cases are in the preliminary discovery phase, there is unavoidable uncertainty regarding their ultimate resolution. The Partnership Agreement mandates that the General Partner provide for all of the Partnership's liabilities and obligations, including contingent liabilities, before distributing liquidation proceeds to its partners. Therefore, the Partnership will not distribute the remaining liquidation proceeds until the uncertainty surrounding these lawsuits is sufficiently resolved. The amount and timing of any distribution of liquidation proceeds will be determined by the General Partner in light of these and other relevant considerations.

                         REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP


                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        REAL ESTATE INCOME PARTNERS III


By:      BIRTCHER/LIQUIDITY             By:   BIRTCHER INVESTORS,
         PROPERTIES                           a California limited partnership
         (General Partner)
                                              By:    BIRTCHER INVESTMENTS,
                                                     a California general partnership,
                                                     General Partner of Birtcher Investors

                                                     By:   BIRTCHER LIMITED,
                                                           a California limited partnership,
                                                           General Partner of Birtcher Investments

                                                           By:    BREICORP,
                                                                  a California corporation,
                                                                  formerly known as Birtcher
                                                                  Real Estate Inc., General
                                                                  Partner of Birtcher Limited

Date:    December 27, 1999                                        By:   /s/ Robert M. Anderson
                                                                        ------------------------
                                                                        Robert M. Anderson
                                                                        Executive Director
                                                                        BREICORP

                                        By:   LF Special Fund I, L.P.,
                                              a California limited partnership

                                              By:    Liquidity Fund Asset Management, Inc.,
                                                     a California corporation, General
                                                     Partner of LF Special Fund I, L.P.

Date:    December 27, 1999                           By:   /s/ Brent R. Donaldson
                                                           -----------------------------
                                                           Brent R. Donaldson
                                                           President
                                                           Liquidity Fund Asset Management, Inc.